UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   May 9, 2007

Commission File No. 000-16929

DOR BIOPHARMA, INC.
(Exact name of small business issuer as specified in its charter)

DELAWARE		41-1505029
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification Number)

1101 Brickell Ave., Suite 701 S Miami, FL		33131
(Address of principal executive offices)		(Zip Code)
(786) 425-3848
(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 9, 2007, DOR BioPharma, Inc. (the “Company”) issued a press release announcing that the Oncologic Drugs Advisory Committee (“ODAC”) appointed by the U.S. Food and Drug Administration (“FDA”) voted that the data supporting orBec® (oral beclomethasone dipropionate) did not show substantial evidence of efficacy by a margin of 7 to 2 for the treatment of gastrointestinal graft-versus-host disease (“GI GVHD”). The FDA is not bound by ODAC’s recommendations, but it will take the panel’s advice into consideration when reviewing the New Drug Application (“NDA”) for orBec®. The FDA has said it will respond to DOR’s NDA by July 21, 2007, under Prescription Drug User Fee Act (“PDUFA”) guidelines.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits:

99.1 Press release issued by DOR BioPharma, Inc. on May 9, 2007.

                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOR BIOPHARMA, INC.

By: /s/ Christopher J. Schaber
Name: Christopher J. Schaber
Title: Chief Executive Officer

Date: May 11, 2007